                                                                    EXHIBIT 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                              Case Number 02 B 8209
                             (Jointly Administrated)

                            Monthly Operating Report
                                 September 2002

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

       CASE NAME:  FLORSHEIM GROUP INC.           CASE NO.     02 B 08209
                 ---------------------------               ---------------------

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       FOR MONTH ENDING SEPTEMBER 28, 2002

                                                                    LOAN                  TOTAL
    DATE            RECEIPTS             DISBURSEM.               BALANCE              OUTSTANDING                  LC'S
-------------    ---------------   ------------------------   -----------------   -----------------------   ----------------------
OPENING BALANCE                                                  10,536,215.51             10,536,215.51             1,225,000.00
   08/25                   0.00                       0.00       10,536,215.51             10,536,215.51             1,225,000.00
   08/26                 940.10                  71,553.77       10,606,829.18             10,606,829.18             1,225,000.00
   08/27               7,630.25                  16,863.53       10,616,062.46             10,616,062.46             1,225,000.00
   08/28               6,797.65                   7,315.03       10,616,579.84             10,616,579.84             1,225,000.00
   08/29               7,067.57                  18,252.71       10,627,764.98             10,627,764.98             1,225,000.00
   08/30             926,007.35                  44,990.50        9,746,748.13              9,746,748.13             1,225,000.00
   08/31                   0.00                       0.00        9,746,748.13              9,746,748.13             1,225,000.00
   09/01                   0.00                       0.00        9,746,748.13              9,746,748.13             1,225,000.00
   09/02                   0.00                       0.00        9,746,748.13              9,746,748.13             1,225,000.00
   09/03               1,368.76                 105,678.48        9,851,057.85              9,851,057.85             1,225,000.00
   09/04               3,713.16                  37,612.66        9,884,957.35              9,884,957.35             1,225,000.00
   09/05           2,209,968.37                  39,020.74        7,714,009.72              7,714,009.72             1,225,000.00
   09/06              12,146.62               1,258,819.44        8,960,682.54              8,960,682.54                     0.00
   09/07                   0.00                       0.00        8,960,682.54              8,960,682.54                     0.00
   09/08                   0.00                       0.00        8,960,682.54              8,960,682.54                     0.00
   09/09               3,901.37                  18,545.18        8,975,326.35              8,975,326.35                     0.00
   09/10             131,578.72                   5,711.70        8,849,459.33              8,849,459.33                     0.00
   09/11                   0.00                   9,056.12        8,858,515.45              8,858,515.45                     0.00
   09/12              19,799.43                   9,639.89        8,848,355.91              8,848,355.91                     0.00
   09/13              23,592.76                     842.51        8,825,605.66              8,825,605.66                     0.00
   09/14                   0.00                       0.00        8,825,605.66              8,825,605.66                     0.00
   09/15                   0.00                       0.00        8,825,605.66              8,825,605.66                     0.00
   09/16               2,289.19                   3,457.14        8,826,773.61              8,826,773.61                     0.00
   09/17              23,227.38                  21,414.91        8,824,961.14              8,824,961.14                     0.00
   09/18                  46.50                   3,145.92        8,828,060.56              8,828,060.56                     0.00
   09/19               1,245.65                  16,144.30        8,842,959.21              8,842,959.21                     0.00
   09/20                 680.91                  21,460.17        8,863,738.47              8,863,738.47                     0.00
   09/21                   0.00                       0.00        8,863,738.47              8,863,738.47                     0.00
   09/22                   0.00                       0.00        8,863,738.47              8,863,738.47                     0.00
   09/23               3,245.08                     160.00        8,860,653.39              8,860,653.39                     0.00
   09/24                 493.88                       0.00        8,860,159.51              8,860,159.51                     0.00
   09/25               2,593.98                  50,000.00        8,907,565.53              8,907,565.53                     0.00
   09/26             130,194.26                  25,827.63        8,803,198.90              8,803,198.90                     0.00
   09/27             151,398.00                   6,644.87        8,658,445.77              8,658,445.77                     0.00
                 --------------    -----------------------
Total Sept 2002    3,669,926.94               1,792,157.20
                 ==============    =======================

                                             EXCESS
                        AVAIL                 AVAIL
                    -------------        --------------
OPENING BALANCE     10,000,000.00        (1,761,215.51)
   08/25            10,000,000.00        (1,761,215.51)
   08/26            10,000,000.00        (1,831,829.18)
   08/27            10,000,000.00        (1,841,062.46)
   08/28            10,000,000.00        (1,841,579.84)
   08/29            10,000,000.00        (1,852,764.98)
   08/30            10,000,000.00          (971,748.13)
   08/31            10,000,000.00          (971,748.13)
   09/01            10,000,000.00          (971,748.13)
   09/02            10,000,000.00          (971,748.13)
   09/03            10,000,000.00        (1,076,057.85)
   09/04            10,000,000.00        (1,109,957.35)
   09/05            10,000,000.00         1,060,990.28
   09/06            10,000,000.00         1,039,317.46
   09/07            10,000,000.00         1,039,317.46
   09/08            10,000,000.00         1,039,317.46
   09/09            10,000,000.00         1,024,673.65
   09/10            10,000,000.00         1,150,540.67
   09/11            10,000,000.00         1,141,484.55
   09/12            10,000,000.00         1,151,644.09
   09/13            10,000,000.00         1,174,394.34
   09/14            10,000,000.00         1,174,394.34
   09/15            10,000,000.00         1,174,394.34
   09/16            10,000,000.00         1,173,226.39
   09/17            10,000,000.00         1,175,038.86
   09/18            10,000,000.00         1,171,939.44
   09/19            10,000,000.00         1,157,040.79
   09/20            10,000,000.00         1,136,261.53
   09/21            10,000,000.00         1,136,261.53
   09/22            10,000,000.00         1,136,261.53
   09/23            10,000,000.00         1,139,346.61
   09/24            10,000,000.00         1,139,840.49
   09/25            10,000,000.00         1,092,434.47
   09/26            10,000,000.00         1,196,801.10
   09/27            10,000,000.00         1,341,554.23

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME:   FLORSHEIM GROUP INC.        CASE NO.       02 B 08209
               -------------------------              -------------------------


                            SUMMARY OF CASH ACCOUNTS
                            ------------------------

                       FOR MONTH ENDING SEPTEMBER 28, 2002

ENDING BALANCE IN                            8/24/02       9/28/02
                                          ------------   -----------

       LASALLE NATIONAL BANK
          Account #                           1,044.10      8,832.15
          Account #                           2,500.00        941.54
          Account #                           2,000.00             -
          Account #                                  -             -

       ASSOCIATED BANK
          Account #                                  -      2,500.00

       BT COMMERCIAL
          Account #                                  -             -
          Account #                                  -             -
          Account #                                  -             -
          Account #                                  -             -
          Account #                                  -             -
          Account #                                  -             -
          Account #                                  -             -


       RETAIL CASH IN LOCAL BANKS             5,811.08      1,029.97

                                          ------------   -----------
       TOTAL                                 11,355.18     13,303.66
                                          ============   ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


  CASE NAME:    FLORSHEIM GROUP INC.            CASE NO.       02 B 08209
             ---------------------------                -----------------------

                                RECEIPTS LISTING
                                ----------------

                       FOR MONTH ENDING SEPTEMBER 28, 2002

  Bank:           BT Commercial Corporation
  Location        Chicago, Illinois
  Account Name:   Concentration Account
  Account No.:


                                                                             TOTAL
                             WHOLESALE              RETAIL (1)            LOCKBOX (2)                RECEIPTS
                         ---------------------   -----------------   -----------------------   ----------------------
OPENING BALANCE
       08/26                            $0.00               $0.00                   $940.10                  $940.10
       08/27                            $0.00               $0.00                 $7,630.25                $7,630.25
       08/28                            $0.00               $0.00                 $6,797.65                $6,797.65
       08/29                            $0.00               $0.00                 $7,067.57                $7,067.57
       08/30                      $919,969.93 (3)         $276.67                 $5,760.75              $926,007.35
       09/02                            $0.00               $0.00                     $0.00                    $0.00
       09/03                            $0.00              ($6.50)                $1,375.26                $1,368.76
       09/04                            $0.00               $0.00                 $3,713.16                $3,713.16
       09/05                    $2,209,837.37 (4)           $0.00                   $131.00            $2,209,968.37
       09/06                            $0.00               $0.00                $12,146.62               $12,146.62
       09/09                            $0.00               $0.00                 $3,901.37                $3,901.37
       09/10                      $118,532.04 (5)           $0.00                $13,046.68              $131,578.72
       09/11                            $0.00               $0.00                     $0.00                    $0.00
       09/12                       $19,799.43 (6)           $0.00                     $0.00               $19,799.43
       09/13                            $0.00               $0.00                $23,592.76               $23,592.76
       09/16                            $0.00               $0.00                 $2,289.19                $2,289.19
       09/17                       $20,888.90 (7)           $0.00                 $2,338.48               $23,227.38
       09/18                            $0.00               $0.00                    $46.50                   $46.50
       09/19                            $0.00               $0.00                 $1,245.65                $1,245.65
       09/20                            $0.00               $0.00                   $680.91                  $680.91
       09/23                            $0.00               $0.00                 $3,245.08                $3,245.08
       09/24                            $0.00               $0.00                   $493.88                  $493.88
       09/25                            $0.00               $0.00                 $2,593.98                $2,593.98
       09/26                      $130,000.00 (8)           $0.00                   $194.26              $130,194.26
       09/27                      $150,000.00 (9)           $0.00                 $1,398.00              $151,398.00
                         ============================================================================================
TOTAL RECEIPTS                  $3,569,027.67             $270.17               $100,629.10            $3,669,926.94
                         =====================   =================   =======================   ======================


(1) Retail receipts represent the sweep of U.S. depository accounts on a daily basis.
(2) Wholesale receipts paid to lockbox.
(3) $862,586.53 final payment from Hilco Merchant Resources LLC - G.O.B. sale and $57,383.40 payment from Canada as final settlement of inventory.
(4) $2,209,837.37 for final settlement of 401K plan.
(5) Final settlement from escrow.
(6) Settlement of items to be reimbursed by Weyco Group, Inc. (Pacific royalty).
(7) Settlement of items to be reimbursed by Weyco Group, Inc.
(8) Partial payment from auction.
(9) Moneris payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME:    FLORSHEIM GROUP INC.          CASE NO.       02 B 08209
               ---------------------------               -----------------------


                              DISBURSEMENTS LISTING
                              ---------------------

                       FOR MONTH ENDING SEPTEMBER 28, 2002


     Bank:           BT Commercial Corporation
     Location        Chicago, Illinois
     Account Name:   Concentration Account
     Account No.:

ACCOUNT                                                                             AMOUNT
-----------------                                                              -----------------
FLORSHEIM GROUP INC.
        PAYMENTS
        Wire Disbursements                                                         1,485,737.44
        Wholesales Checks                                                            370,773.50
        Retail Checks                                                                 27,332.74
        Credit Committee Escrow                                                               -
        Letter of Credit                                                                      -
                                                                               -----------------

        Total Funds Out                                                            1,883,843.68

        OUTSTANDING CHECKS AT 9/28
        Wholesale - September Checks                                                (125,102.25)
        Retail - September Checks                                                     (1,157.98)
        August checks                                                                   (424.69)
        July checks                                                                   (1,322.89)
                                                                               -----------------

        OUTSTANDING CHECKS THAT CLEARED (INCLUDING RETAIL PAYROLL)                    36,321.33
                                                                               -----------------

Total Florsheim Group Inc.                                                         1,792,157.20
                                                                               =================



Note - All Cash disbursements are made by Florsheim Group Inc. on behalf of the debtors, Florsheim Group Inc., The Florsheim Shoe Store Company - West, The Florsheim Shoe Store Company - Northeast, Florsheim Occupational Footwear, Inc. and L.J. O'Neill Shoe Co.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


   CASE NAME:    FLORSHEIM GROUP INC.          CASE NO.       02 B 08209
              ---------------------------               ----------------------


                         STATEMENT OF INVENTORY ($ 000)
                         ------------------------------

                       FOR MONTH ENDING SEPTEMBER 28, 2002





              Beginning Inventory                     $            -
                                                     ----------------

              Add: Purchases                          $            -
                                                     ----------------

              Less: Cost of Goods Sold
                     (cost basis)                     $            -
                                                     ----------------

              Adjustments                             $            -
                                                     ----------------

              Ending Inventory                        $            -
                                                     ================



                          PAYROLL INFORMATION STATEMENT
                          -----------------------------

                                                             WEEK ENDED
                            ------------------------------------------------------------------------------
                             8/30/02          9/06/02          9/13/02          9/20/02          9/27/02            Total
                            ---------        ---------        ---------        ---------        ----------        ----------
Gross Payroll
 Wholesale
  Chicago                          --        49,911.62               --        36,985.25         34,747.06        121,643.93
  Commissions                      --               --               --               --                --                --
  FDC                              --               --               --               --                --                --
Retail                             --               --               --               --                --                --
Total
                            ---------        ---------        ---------        ---------        ----------        ----------
                                   --        49,911.62               --        36,985.25         34,747.06        121,643.93
                            =========        =========        =========        =========        ==========        ==========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


    CASE NAME:    FLORSHEIM GROUP INC.       CASE NO.       02 B 08209
               --------------------------             ---------------------


                          STATEMENT OF AGED RECEIVABLES
                          -----------------------------

                       FOR MONTH ENDING SEPTEMBER 28, 2002

ACCOUNTS RECEIVABLE:

               Beginning of Month Balance               $ 749,182
                                                        ----------
               Add: Sales on Account                    $       -
                                                        ----------
               Less: Collections                        $ (28,143)
                                                        ----------
               Adjustments                              $       -
                                                        ----------
               End of the Month Balance                 $ 721,039
                                                        ==========


           0-30           31-60        61-90        OVER 90    END OF MONTH
           DAYS           DAYS         DAYS          DAYS         TOTAL
        ---------      ----------    ---------     ---------   ------------
        $ (4,114)      $ (27,796)    $ (5,227)     $ 758,176     $ 721,039



                             ACCOUNTS PAYABLE AGING
                             ----------------------


                0-30          31-60       61-90      Over 90     End of Month
                Days           Days        Days        Days          Total
             ----------       -----     ---------   ---------     ----------

Wholesale    125,260.99       39.69            --          --     125,300.68

Retail
   Rent              --          --            --          --             --
   Other       8,365.01          --            --          --       8,365.01
             ----------       -----     ---------   ---------     ----------
Total        133,626.00       39.69            --          --     133,665.69
             ==========       =====     =========   =========     ==========



* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


      CASE NAME:  FLORSHEIM GROUP INC.        CASE NO.    02 B 08209
                ------------------------             ---------------------


                                TAX QUESTIONNAIRE
                                -----------------

                       FOR MONTH ENDING SEPTEMBER 28, 2002

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

               1. Federal Income Taxes               Yes (x)       No (  )
               2. FICA withholdings                  Yes (x)       No (  )
               3. Employee's withholdings            Yes (x)       No (  )
               4. Employer's FICA                    Yes (x)       No (  )
               5. Federal Unemployment Taxes         Yes (x)       No (  )
               6. State Income Taxes                 Yes (x)       No (  )
               7. State Employee withholdings        Yes (x)       No (  )
               8. All other state taxes              Yes (x)       No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.


                                       WEEK 08/30        WEEK 09/06       WEEK 09/13       WEEK 09/20          WEEK 09/27
                                       ----------      -------------      ----------      -------------       ------------
Federal Income Tax W/H                  $   0.00       $    8,460.83       $   0.00       $    6,614.12       $   4,180.85
FICA - Employee                            --               1,997.59          --               1,385.51           1,025.53
Medicare - Employee                        --                 723.72          --                 536.28             503.83
FICA - Employer                            --               1,997.60          --               1,385.50           1,025.54
Medicare - Employer                        --                 723.72          --                 536.29             503.83

Sate Income Tax W/H                        --               1,453.14          --               1,094.73             736.39
Local Tax W/H                              --                  --             --                  --                 --
State Disability                           --                  --             --                  --                 --
State Unemployment                         --                  --             --                  --                 --
Federal Unemployment                       --                  --             --                  --                 --
                                        --------       -------------       --------       -------------       ------------

Total                                   $   0.00       $   15,356.60       $   0.00       $   11,552.43       $   7,975.97
                                        ========       =============       ========       =============       ============

Payment made by Ceridian                $   0.00       $   15,356.60       $   0.00       $   11,552.43       $   7,975.97
Over / (underpaymt)                     $   0.00       $        0.00       $   0.00       $        0.00       $       0.00
                                        --------       -------------       --------       -------------       ------------

Total                                   $   0.00       $   15,356.60       $   0.00       $   11,552.43       $   7,975.97
                                        ========       =============       ========       =============       ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                          Print or type name and capacity of
                                          person signing this Declaration:

                                          /s/ F. Terrence Blanchard
                                          -------------------------------------
                                          President and Chief Financial Officer

DATED: October 16, 2002

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                   FLORSHEIM GROUP INC. CASE NUMBER 02 B 08209
                      FOR QUARTER ENDING SEPTEMBER 28, 2002


                      U.S. TRUSTEE QUARTERLY FEE STATEMENT
                      ------------------------------------
                    Pursuant to Fed. R. Bankr. P. 2015(a)(5)

                                  DISBURSEMENTS
                                  -------------


     MONTH                                     DISBURSEMENT

     JULY 2002                                $ 6,279,728.38
     AUGUST 2002                              $   835,195.06
     SEPTEMBER 2002                           $ 1,792,157.20

                                              --------------
     TOTAL DISBURSEMENTS
     FOR QUARTER                              $ 8,907,080.64

     QUARTERLY FEE OWED PURSUANT TO
     28 U.S.C. 1930(A)(6)                     $    10,000.00

     QUARTERLY FEE PAID
     (ATTACH PROOF OF PAYMENT)                $            -
                                              ---------------

     AMOUNT OF UNPAID FEES (IF ANY)           $    10,000.00


     I F. Terrence Blanchard acting as the duly authorized agent for the Debtor in Possession (Trustee) (Plan Administrator) declare under penalty of perjury under the laws of the United States that I have read and certify that the figures, statements, disbursement itemizations and account balances as listed in this U.S. Trustee Quarterly Fee Statement are true and correct as of the date of this report to the best of my knowledge, information and belief.



Dated: October 16, 2002                   /s/ F. Terrence Blanchard
                                          -------------------------------------
                                          President and Chief Financial Officer

     * For periods subsequent to plan confirmation, this includes payments pursuant to the confirmed plan as well as all other disbursements

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
         FLORSHEIM SHOE STORE COMPANY - NORTHEAST CASE NUMBER 02 B 08212
                      FOR QUARTER ENDING SEPTEMBER 28, 2002


                      U.S. TRUSTEE QUARTERLY FEE STATEMENT
                      ------------------------------------
                    Pursuant to Fed. R. Bankr. P. 2015(a)(5)

                                  DISBURSEMENTS
                                  -------------


     MONTH                                             DISBURSEMENT

     JULY 2002                                       $               -
     AUGUST 2002                                                     -
     SEPTEMBER 2002                                                  -

                                                     -----------------
     TOTAL DISBURSEMENTS
     FOR QUARTER                                     $               -

     QUARTERLY FEE OWED PURSUANT TO
     28 U.S.C. 1930(A)(6)                            $          250.00

     QUARTERLY FEE PAID
     (ATTACH PROOF OF PAYMENT)                       $               -
                                                     -----------------

     AMOUNT OF UNPAID FEES (IF ANY)                  $          250.00


          I F. Terrence Blanchard acting as the duly authorized agent for the Debtor in Possession (Trustee) (Plan Administrator) declare under penalty of perjury under the laws of the United States that I have read and certify that the figures, statements, disbursement itemizations and account balances as listed in this U.S. Trustee Quarterly Fee Statement are true and correct as of the date of this report to the best of my knowledge, information and belief.



Dated: October 16, 2002                    /s/ F. Terrence Blanchard
                                           -------------------------------------
                                           President and Chief Financial Officer

     * For periods subsequent to plan confirmation, this includes payments pursuant to the confirmed plan as well as all other disbursements

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
           FLORSHEIM SHOE STORE COMPANY - WEST CASE NUMBER 02 B 08210
                      FOR QUARTER ENDING SEPTEMBER 28, 2002


                      U.S. TRUSTEE QUARTERLY FEE STATEMENT
                      ------------------------------------
                    Pursuant to Fed. R. Bankr. P. 2015(a)(5)

                                  DISBURSEMENTS
                                  -------------


     MONTH                                           DISBURSEMENT

     JULY 2002                                     $              -
     AUGUST 2002                                                  -
     SEPTEMBER 2002                                               -

                                                  -----------------
     TOTAL DISBURSEMENTS
     FOR QUARTER                                   $              -

     QUARTERLY FEE OWED PURSUANT TO
     28 U.S.C. 1930(A)(6)                          $         250.00

     QUARTERLY FEE PAID
     (ATTACH PROOF OF PAYMENT)                     $              -
                                                  -----------------

     AMOUNT OF UNPAID FEES (IF ANY)                $         250.00


          I F. Terrence Blanchard acting as the duly authorized agent for the Debtor in Possession (Trustee) (Plan Administrator) declare under penalty of perjury under the laws of the United States that I have read and certify that the figures, statements, disbursement itemizations and account balances as listed in this U.S. Trustee Quarterly Fee Statement are true and correct as of the date of this report to the best of my knowledge, information and belief.



Dated: October 16, 2002                   /s/ F. Terrence Blanchard
                                          -------------------------------------
                                          President and Chief Financial Officer

     * For periods subsequent to plan confirmation, this includes payments pursuant to the confirmed plan as well as all other disbursements

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
          FLORSHEIM OCCUPATIONAL FOOTWEAR, INC. CASE NUMBER 02 B 08213
                      FOR QUARTER ENDING SEPTEMBER 28, 2002


                      U.S. TRUSTEE QUARTERLY FEE STATEMENT
                      ------------------------------------
                    Pursuant to Fed. R. Bankr. P. 2015(a)(5)

                                 DISBURSEMENTS
                                 -------------

     MONTH                                             DISBURSEMENT

     JULY 2002                                       $             -
     AUGUST 2002                                                   -
     SEPTEMBER 2002                                                -

                                                    ----------------
     TOTAL DISBURSEMENTS
     FOR QUARTER                                     $             -

     QUARTERLY FEE OWED PURSUANT TO
     28 U.S.C. 1930(A)(6)                            $        250.00

     QUARTERLY FEE PAID
     (ATTACH PROOF OF PAYMENT)                       $             -
                                                    ----------------

     AMOUNT OF UNPAID FEES (IF ANY)                  $        250.00


          I F. Terrence Blanchard acting as the duly authorized agent for the Debtor in Possession (Trustee) (Plan Administrator) declare under penalty of perjury under the laws of the United States that I have read and certify that the figures, statements, disbursement itemizations and account balances as listed in this U.S. Trustee Quarterly Fee Statement are true and correct as of the date of this report to the best of my knowledge, information and belief.



Dated: October 16, 2002                    /s/ F. Terrence Blanchard
                                           ------------------------------------
                                           President and Chief Financial Officer

     * For periods subsequent to plan confirmation, this includes payments pursuant to the confirmed plan as well as all other disbursements

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  L.J. O'NEILL SHOE CO. CASE NUMBER 02 B 08211
                      FOR QUARTER ENDING SEPTEMBER 28, 2002


                      U.S. TRUSTEE QUARTERLY FEE STATEMENT
                      ------------------------------------
                    Pursuant to Fed. R. Bankr. P. 2015(a)(5)

                                  DISBURSEMENTS
                                  -------------


     MONTH                                                  DISBURSEMENT

     JULY 2002                                          $          -
     AUGUST 2002                                                   -
     SEPTEMBER 2002                                                -
                                                       -------------
     TOTAL DISBURSEMENTS
     FOR QUARTER                                        $          -

     QUARTERLY FEE OWED PURSUANT TO
     28 U.S.C. 1930(A)(6)                               $     250.00

     QUARTERLY FEE PAID
     (ATTACH PROOF OF PAYMENT)                          $          -
                                                       -------------

     AMOUNT OF UNPAID FEES (IF ANY)                     $     250.00


          I F. Terrence Blanchard acting as the duly authorized agent for the Debtor in Possession (Trustee) (Plan Administrator) declare under penalty of perjury under the laws of the United States that I have read and certify that the figures, statements, disbursement itemizations and account balances as listed in this U.S. Trustee Quarterly Fee Statement are true and correct as of the date of this report to the best of my knowledge, information and belief.



Dated: October 16, 2002                    /s/ F. Terrence Blanchard
                                           -------------------------------------
                                           President and Chief Financial Officer

     * For periods subsequent to plan confirmation, this includes payments pursuant to the confirmed plan as well as all other disbursements